US SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


    PURSUANT TO SECTION 13 or 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report October 2, 2003


      Commission file number _____________2-97210-NY______________________


                           CVD EQUIPMENT CORPORATION
       (Exact name of small business issuer as specified in its charter)


                                    NEW YORK
         (State or other jurisdiction of incorporation or organization)


                                   11-2621692
                      (IRS Employer Identification Number)


                  1860 SMITHTOWN AVENUE, RONKONKOMA, NY 11779
                    (Address of principal executive offices)


                                  631-981-7081
                           (Issuers Telephone Number)


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                            APPOINTMENT OF DIRECTOR


  On September 23, 2003, CVD Equipment Corporation appointed Bruce T. Swan as director. Mr. Swan has extensive banking, export and international credit experience. Mr. Swan has held the position of Deputy Manager at Brown Brothers Harriman and Co., Assistant Treasurer at Standard Brands Incorporated, Assistant Treasurer at Monsanto Corporation, VP and Treasurer at AM International Inc., President and Founder of Export Acceptance Company. Mr. Swan is currently an adjunct faculty member of New York University's Stern School of Business Administration.

                                   SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, this 2nd day of October, 2003.



                          CVD EQUIPMENT CORPORATION


                          By: /s/ Leonard A. Rosenbaum
                              Leonard A. Rosenbaum
                              President, Chief Executive Officer and Director


                          By: /s/ Sharon Canese
                              Sharon Canese
                              Chief Financial Officer and Secretary